Sonic Solutions Reports Financial Results for
Third Quarter Ended December 31, 2008

news release

FOR RELEASE:
February 5, 2009

NASDAQ:  SNIC

Sonic Solutions Reports Q3 2009 Financial Results

Novato, California (February 5, 2009) – Sonic Solutions® (NASDAQ: SNIC) today announced financial results for the third fiscal quarter ended December 31, 2008:

Summary Financial Results
(in thousands, except per share amounts)

	Three Months Ended December 31,
	2008 (GAAP)	2008 (Non-GAAP)	2007 (GAAP)	2007 (Non-GAAP)
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Net revenue	$26,525	$26,525	$35,602	$35,602

Gross profit	$(278)	$20,128	$27,600	$28,796

Net income (loss)	$(111,116)	$(2,225)	$(1,907)	$2,633

Net income (loss) per diluted share	$(4.27)	$(0.09)	$(0.07)	$0.10

	Nine Months Ended December 31,
	2008 (GAAP)	2008 (Non-GAAP)	2007 (GAAP)	2007 (Non-GAAP)
	(unaudited)	(unaudited)	(unaudited)	(unaudited)

Net revenue	$87,714	$87,714	$97,984	$97,984

Gross profit	$43,856	$66,783	$73,298	$76,886

Net income (loss)	$(118,450)	$(5,718)	$(6,017)	$2,567

Net income (loss) per diluted share	$(4.47)	$(0.22)	$(0.23)	$0.10

Non-GAAP Presentation

To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles (“GAAP”), we report the following non-GAAP financial measures in presenting results and giving guidance: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income (loss) and non-GAAP net income (loss) per share.  We also provide guidance regarding our projected earnings before interest, taxes, depreciation and amortization, excluding impairment charges, restructuring expense, stock option review expense and share-based compensation (“Adjusted EBITDA”) performance.  Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, but should be considered in addition to and in conjunction with results presented in accordance with GAAP.  They are intended to provide additional insight into our operations that, when viewed with our GAAP results and the accompanying reconciliations to the most directly comparable GAAP financial measures, offer a more complete understanding of factors and trends affecting our business.  Our non-GAAP presentations should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP.

Sonic Solutions • 101 Rowland Way • Novato, CA  94945 • tel:415.893.8000 • fax: 415.893.8008 • email: info@sonic.com

Sonic Solutions Reports Financial Results for
Third Quarter Ended December 31, 2008

We believe these non-GAAP financial measures are useful to investors because (1) they allow for greater transparency with respect to key metrics we use in our financial and operational decision-making and (2) they are used by some of our institutional investors and the analyst community to help them analyze our operating results and budget planning decisions.  We use these non-GAAP measures internally to plan and forecast future periods, to establish operational goals, to compare with our business plan and individual operating budgets and to allocate resources.  As illustrated by the above table, the effect of calculating these financial measures on a non-GAAP basis is to increase our gross profit and decrease our net loss and net loss per fully diluted share for the third fiscal quarter and the nine months ended December 31, 2008 and 2007, respectively.  Material limitations associated with the use of the non-GAAP financial measures versus the comparable GAAP measures and guidance are (a) the non-GAAP measures provide a view of our earnings that does not include all of our expense obligations for the period in question, and (b) this may limit the comparability of our results to those of other companies who have treated such matters differently.  We compensate for these limitations by providing full disclosure of the effects of these non-GAAP measures and guidance.  Additionally, we present reconciliations between non-GAAP measures and their most directly comparable GAAP measures for non-GAAP historical information and, to the extent available without unreasonable efforts, for non-GAAP forward-looking information, so that investors can use the information to perform their own analysis.

Additional information regarding our non-GAAP financial measures and adjustments is as follows:

Acquisition-Related Intangible Amortization.  Under purchase accounting rules, some portion of an acquisition purchase price is allocated to intangibles, such as core and developed technology and customer contracts, which are then amortized over various periods of time.  Our GAAP presentations include amortization on all acquired intangibles from prior transactions we have consummated.  We have excluded the effect of amortization of acquired intangibles from our calculation of the following: non-GAAP gross margin, non-GAAP gross profit, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share and Adjusted EBITDA.  Amortization of acquired intangible assets expense is inconsistent in amount and frequency and is significantly affected by the timing and size of our various acquisitions.  Further, the amortization expense on acquired intangibles does not result in ongoing cash expenditures, and, in our view, do not otherwise have a material impact on our ongoing business operations.  Investors should note that the use of acquired intangible assets contributed to revenues earned during the periods presented and will continue to contribute to future period revenues.  This amortization expense will recur in future periods for GAAP purposes.

Impairment of Goodwill and Intangible Assets.  During the third quarter of fiscal 2009, we reviewed the current economic environment and our decline in market capitalization, and concluded that there were sufficient indicators for us to perform an impairment analysis on our goodwill and acquired intangibles.  As a result of this analysis, we recorded non-cash impairment charges in the amount of $56.2 million with respect to goodwill and in the aggregate amount of $19.6 million with respect to acquired intangibles.  We have excluded the effect of these impairment charges from our calculation of the following:  non-GAAP gross margin, non-GAAP gross profit, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share and Adjusted EBITDA.  These non-cash charges do not result in ongoing cash expenditures, and, in our view, do not otherwise have a material impact on our ongoing business operations.  Accordingly, we believe that providing non-GAAP financial measures that exclude these charges allows investors and analysts to make meaningful comparisons of our ongoing core business’ operating results.

Sonic Solutions • 101 Rowland Way • Novato, CA  94945 • tel:415.893.8000 • fax: 415.893.8008 • email: info@sonic.com

Sonic Solutions Reports Financial Results for
Third Quarter Ended December 31, 2008

Share-Based Compensation Expense Adjustment. We have excluded the effect of our share-based compensation expense from our calculation of the following: non-GAAP operating expense, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share and Adjusted EBITDA, as this provides our management with an important tool for financial and operational decision-making and for evaluating our own recurring core business operating results over different periods of time.  Because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies may use under Statement of Financial Accounting Standards No.123R, which governs the accounting treatment for share-based compensation, as well as the impact of non-operational factors such as our share price and events such as tender offers on the magnitude of this expense, we believe that providing non-GAAP financial measures that exclude this share-based compensation expense allows investors and analysts to make meaningful comparisons between our ongoing core business operating results with those of other companies.  Share-based compensation has been a significant non-cash recurring expense in our business and has been used as a key incentive offered to our employees.  We believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues.  Share-based compensation expense will recur in future periods for GAAP purposes.

Stock Option Review Expense Adjustment. We have excluded the effect of our stock option review expenses from our calculation of the following: non-GAAP operating expense, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share and Adjusted EBITDA, as this provides our management with an important tool for financial and operations decision making and for evaluating our own recurring core business operating results over different periods of time.  We believe that providing non-GAAP financial measures that exclude this stock option review expense allows investors and analysts to make meaningful comparisons of our ongoing core business operating results.  Stock option review expense will most likely decrease, but could recur in future periods until all matters associated with the review have been completed.

Restructuring Expense Adjustment. We have excluded the effect of our restructuring expense from our calculation of the following: non-GAAP operating expense, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share and Adjusted EBITDA.  These expenses are primarily associated with the restructuring actions announced in June and October 2008.  As these expenses are in direct related to the recently announced restructurings, we believe that providing non-GAAP financial measures that exclude this restructuring expense allows investors and analysts to make meaningful comparisons of our ongoing core business operating results over different periods of time.

Adjusted EBITDA  We provide guidance regarding our Adjusted EBITDA.  We believe this performance measure is useful to investors because (a) it corresponds more closely to the cash operating income generated from our core operations by excluding significant non-cash operating expenses such as impairment charges, restructuring expenses, stock option review expenses and share-based compensation expenses, as well as certain other expenses, that do not arise out of our core ongoing operating activities, and (b) it provides greater insight into management decision-making, as Adjusted EBITDA is one of our primary internal metrics for evaluating the performance of our business.

Sonic Solutions • 101 Rowland Way • Novato, CA  94945 • tel:415.893.8000 • fax: 415.893.8008 • email: info@sonic.com

Sonic Solutions Reports Financial Results for
Third Quarter Ended December 31, 2008

Valuation Allowance.  During the third quarter, we established a valuation allowance of approximately $29.6 million for deferred tax assets in accordance with Statement of Financial Accounting Standards No. 109 “Accounting for Income Taxes” (“SFAS No. 109”) for deferred tax assets previously recorded.  We had operating losses in fiscal 2008 and 2009 and SFAS No. 109 requires, except in very limited circumstances, that a valuation allowance be established when there are cumulative losses in recent years.  We have excluded the effect of this valuation allowance from our calculation of the following:  non-GAAP net income (loss), non-GAAP net income (loss) per share and Adjusted EBITDA.  The establishment of this valuation allowance does not result in ongoing cash expenditures, and, in our view, does not otherwise have a material impact on our ongoing business operations.  Accordingly, we believe that providing non-GAAP financial measures that exclude this valuation expense allows investors and analysts to make meaningful comparisons of our ongoing core business operating results.

Non-GAAP Reconciliations
As noted above and as reflected in the reconciliation tables contained in this release, we have provided reconciliations between the historical non-GAAP measures that we have disclosed and the most directly comparable GAAP measures.  We have not provided a reconciliation of forward-looking non-GAAP financial measures to the directly comparable GAAP measures because, due primarily to variability and difficulty in making accurate forecasts and projections, not all of the information necessary for a quantitative reconciliation is available to us without unreasonable efforts.  Although we cannot provide a full quantitative reconciliation of these forward-looking measures, we have provided certain projections and other information that is available to us at this time (see “Guidance” below in this release).  Certain of this information (for example, our expectations regarding non-GAAP operating expense for the quarter ending June 30, 2009) is non-quantitative in nature, and other information (for example our expectations regarding non-GAAP operating expense for the quarter ending March 31, 2009 and Adjusted EBITDA for the quarter ending June 30, 2009) describes a range of potential quantitative results.  In addition, we do not currently have sufficient information regarding our future activities to accurately provide reconciling information relating to our operating margins for the quarter ending June 30, 2009.  We believe the probable significance of our providing forward-looking non-GAAP financial measures without full reconciliation to the most directly comparable projected GAAP financial measures is that investors and analysts will have certain information that we believe to be useful and meaningful regarding our future projected results and opportunities, but that they will not have a complete picture of all of our projected financial results on a GAAP basis and they may be unable to accurately compare our projected results to projected results of other companies who may have treated such matters differently.  We believe that, given the inherent uncertainty always present for forward-looking projections, our investors will be able to understand and appropriately take into account the limitations in the information we have provided.  Investors are cautioned that, while we cannot predict the occurrence, timing or amount of all non-GAAP items that we exclude from our non-GAAP financial measures, the actual effect of these items, when determined could potentially be significant to the calculation of our GAAP financial measures for future calendar periods.

Sonic Solutions • 101 Rowland Way • Novato, CA  94945 • tel:415.893.8000 • fax: 415.893.8008 • email: info@sonic.com

Sonic Solutions Reports Financial Results for
Third Quarter Ended December 31, 2008

Guidance

For the fourth fiscal quarter ending March 31, 2008, we anticipate net revenue will slightly exceed the net revenue of the third quarter.  Non-GAAP operating expense should decrease in the fourth quarter due largely to cost-savings recognized from the previously announced headcount reductions.  We expect to generate positive adjusted EBITDA during FY 2010.  Our goal is to achieve EBITDA break-even in the fourth quarter of fiscal 2009 as well as in the first quarter of FY 2010 and cash profitability in the second quarter and throughout the remainder of fiscal 2010.

Call Details

Sonic will conduct a conference call today at 1:30 p.m. PT, or 4:30 p.m. ET to discuss financial results for the third fiscal quarter ended December 31, 2008.  To participate in the conference call, interested parties may dial-in as follows 877-856-1964 (for domestic callers) and 719-325-4811 (for international callers).

A telephone replay will also be available shortly following the call on Thursday, February 5, 2009 through midnight (PT) on Monday, February 9, 2009. The replay can be accessed by dialing 888-203-1112 (for domestic callers) or 719-457-0820 (for international callers) and entering the passcode: 3741732.

To listen to a webcast of the conference call, visit the Investor Relations section of the Sonic Solutions website at http://www.sonic.com. An archived version of the webcast will also be available through this site.

Sonic Solutions • 101 Rowland Way • Novato, CA  94945 • tel:415.893.8000 • fax: 415.893.8008 • email: info@sonic.com

Sonic Solutions Reports Financial Results for
Third Quarter Ended December 31, 2008

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2008	2007	2008	2007

Net revenue	$26,525	$35,602	$87,714	$97,984
Cost of revenue	7,224	8,002	24,279	24,686
Impairment of intangibles	19,579	-	19,579	-
Gross profit	(278)	27,600	43,856	73,298

Operating expenses:
Marketing and sales	8,650	9,284	28,095	27,228
Research and development	8,861	10,868	31,116	34,165
General and administrative	6,672	8,015	18,571	20,623
Impairment of goodwill	56,174	-	56,174	-
Restructuring	1,110	2,869	2,651	3,115
	81,467	31,036	136,607	85,131
Operating loss	(81,745)	(3,436)	(92,751)	(11,833)

Other income (expense), net	(55)	294	(664)	1,324
Loss before income taxes	(81,800)	(3,142)	(93,415)	(10,509)

Provision (benefit) for income taxes	29,316	(1,235)	25,035	(4,492)
Net Loss	$(111,116)	$(1,907)	$(118,450)	$(6,017)

Net loss per share:
Basic and diluted	$(4.27)	$(0.07)	$(4.47)	$(0.23)
Shares used in computing net loss per share:
Basic and diluted	25,997	26,250	26,517	26,223

Sonic Solutions • 101 Rowland Way • Novato, CA  94945 • tel:415.893.8000 • fax: 415.893.8008 • email: info@sonic.com

Sonic Solutions Reports Financial Results for
Third Quarter Ended December 31, 2008

Sonic Solutions
Consolidated Balance Sheets
(In thousands, except share amounts)

	December 31,	March 31,
	2008	2008 (1)
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$25,145	$61,955
Restricted cash and cash equivalents	456	454
Short-term investments	-	1,050
Accounts receivable, net of allowances of $3,792 and $3,901 at December 31, 2008 and March 31, 2008, respectively	10,181	15,773
Inventory	1,159	1,198
Prepaid expenses and other current assets	4,075	4,917
Deferred tax benefits	75	13,920
Total current assets	41,091	99,267
Fixed assets, net	3,261	2,959
Purchased and internally developed software costs, net	466	704
Goodwill (2)	4,628	55,456
Acquired intangibles, net (3)	16,665	35,502
Deferred tax benefit, net of current portion	-	14,642
Other assets	1,989	1,519
Total assets	$68,100	$210,049

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$5,653	$6,118
Accrued expenses and other current liabilities	28,150	29,467
Deferred revenue, current portion	7,093	6,854
Bank note payable	-	20,000
Obligations under capital leases, current portion	126	-
Total current liabilities	41,022	62,439

Other long term liabilities, net of current portion	724	2,943
Deferred revenue, net of current portion	105	65
Obligations under capital leases, net of current portion	184	-
Total liabilities	42,035	65,447

Commitments and contingencies
Shareholders' equity:
Common stock, no par value, 100,000,000 shares authorized; 26,587,580 and 26,383,277 shares issued and
outstanding at December 31, 2008 and March 31, 2008, respectively	162,640	163,251
Accumulated deficit	(135,400)	(16,952)
Accumulated other comprehensive loss	(1,175)	(1,697)
Total shareholders' equity	26,065	144,602
Total liabilities and shareholders' equity	$68,100	$210,049

(1) The consolidated balance sheet at March 31, 2008 has been derived from the Company's audited consolidated financial statements included in the Company's 2008 Annual Report on Form10-K.
(2) Reflects impairment of goodwill for $56.2 million posted during the third quarter of fiscal 2009.
(3) Reflects impairment of intangibles for $19.6 million posted during the third quarter of fiscal 2009.

Sonic Solutions • 101 Rowland Way • Novato, CA  94945 • tel:415.893.8000 • fax: 415.893.8008 • email: info@sonic.com

Sonic Solutions Reports Financial Results for
Third Quarter Ended December 31, 2008

Sonic Solutions
Reconciliation of Selected GAAP Measures to Non-GAAP Measures
Third Quarter Ended December 31, 2008
(In thousands, except per share amounts - unaudited)

	Three Months Ended

	December 31, 2008		December 31, 2008	December 31, 2007		December 31, 2007
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP

Net revenue	$26,525	$-	$26,525	$35,602	$-	$35,602

Cost of revenue	7,224	(827)	6,397	8,002	(1,196)	6,806

Acquisition-related intangible amortization	827	(827)	-	1,196	(1,196)	-
Impairment of intangibles (1)	19,579	(19,579)	-	-	-	-

Gross profit	(278)	20,406	20,128	27,600	1,196	28,796

Gross margin	-1%		76%	78%		81%

Operating expenses	81,467	(57,685)	23,782	31,036	(6,335)	24,701

Share-based compensation expense (2)	388	(388)	-	516	(516)	-
Stock option review expense (3)	12	(12)	-	2,950	(2,950)	-
Restructuring expense (4)	1,111	(1,111)	-	2,869	(2,869)	-
Goodwill impairment (5)	56,174	(56,174)	-	-	-	-
Operating income (loss)	(81,745)	78,091	(3,654)	(3,436)	7,531	4,095

Operating margin	(308)%		(14)%	(10)%		12%

Other income (expense), net	(55)	-	(55)	294	-	294

Income (loss) before income taxes	(81,800)	78,091	(3,709)	(3,142)	7,531	4,389

Provision (benefit) for income taxes *	29,316	(30,800)	(1,484)	(1,235)	2,991	1,756

Net income (loss)	$(111,116)	$108,891	$(2,225)	$(1,907)	$4,540	$2,633

Net income (loss) per share:
Basic and diluted	$(4.27)		$(0.09)	$(0.07)		$0.10

Shares used in computing net income (loss) per share:
Basic and diluted	25,997		25,997	26,250		26,250

(1) Impairment of intangibles is included in Cost of Goods Sold on a GAAP basis.

(2) Share-based compensation expense consists of:
Marketing and sales	$64	$243
Research and development	$97	$181
General and administrative	$227	$92
	$388	$516

(3) Stock option review expense is included in General and Administrative expense on a GAAP basis.

(4) Restructuring expense is included as a separate line item in operating expense on a GAAP basis.

(5) Goodwill impairment is included as a separate line item in operating expense on a GAAP basis.

* Tax adjustment calculated by applying third quarter ended December 31, 2008 effective tax rate of 40%.

Sonic Solutions • 101 Rowland Way • Novato, CA  94945 • tel:415.893.8000 • fax: 415.893.8008 • email: info@sonic.com

Sonic Solutions Reports Financial Results for
Third Quarter Ended December 31, 2008

Sonic Solutions
Reconciliation of Selected GAAP Measures to Non-GAAP Measures
Nine Months Ended December 31, 2008
(In thousands, except per share amounts - unaudited)

	Nine Months Ended

	December 31, 2008		December 31, 2008	December 31, 2007		December 31, 2007
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP

Net revenue	$87,714	$-	$87,714	$97,984	$-	$97,984

Cost of revenue	24,279	(3,348)	20,931	24,686	(3,588)	21,098

Acquisition-related intangible amortization	3,348	(3,348)	-	3,588	(3,588)	-
Impairment of intangibles (1)	19,579	(19,579)	-	-	-	-

Gross profit	43,856	22,927	66,783	73,298	3,588	76,886

Gross margin	50%		76%	75%		78%

Operating expenses	136,607	(60,958)	75,649	85,131	(11,199)	73,932

Share-based compensation expense (2)	1,615	(1,615)	-	1,342	(1,342)	-
Stock option review expense (3)	518	(518)	-	6,743	(6,743)	-
Restructuring expense (4)	2,651	(2,651)	-	3,114	(3,114)	-
Goodwill impairment (5)	56,174	(56,174)	-	-	-	-
Operating income (loss)	(92,751)	83,885	(8,866)	(11,833)	14,787	2,954

Operating margin	(106)%		(10)%	(12)%		3%

Other income (expense), net	(664)	-	(664)	1,324	-	1,324

Income (loss) before income taxes	(93,415)	83,885	(9,530)	(10,509)	14,787	4,278

Provision (benefit) for income taxes *	25,035	(28,847)	(3,812)	(4,492)	6,203	1,711

Net income (loss)	$(118,450)	$112,732	$(5,718)	$(6,017)	$8,584	$2,567

Net income (loss) per share:
Basic	$(4.47)		$(0.22)	$(0.23)		$0.10

Shares used in computing net income (loss) per share:
Basic	26,517		26,517	26,223		26,223

(1) Impairment of intangibles is included in Cost of Goods Sold on a GAAP basis.

(2) Share-based compensation expense consists of:
Marketing and sales	$668	$654
Research and development	$216	$462
General and administrative	$731	$226
	$1,615	$1,342

(3) Stock option review expense is included in General and Administrative expense on a GAAP basis.

(4) Restructuring expense is included as a separate line item in operating expense on a GAAP basis.

(5) Goodwill impairment is included as a separate line item in operating expense on a GAAP basis.

* Tax adjustment calculated by applying third quarter ended December 31, 2008 effective tax rate of 40%.

Sonic Solutions • 101 Rowland Way • Novato, CA  94945 • tel:415.893.8000 • fax: 415.893.8008 • email: info@sonic.com

Sonic Solutions Reports Financial Results for
Third Quarter Ended December 31, 2008

Sonic Solutions
Reconciliation of Project Adjusted EBITDA to Projected GAAP Operating Income
(In thousands - unaudited)

	Three Months Ended	Three Months Ended	Nine Months Ended	Nine Months Ended
	December 31,	December 31,	December 31,	December 31,
	2008 (1)	2007 (1)	2008 (1)	2007 (1)

GAAP Operating Income	$(81,745)	$(3,436)	$(92,751)	$(11,833)
Amortization	827	1,196	3,348	3,588
Impairment of Intangibles	19,579	-	19,579	-
Restructuring	1,111	2,869	2,651	3,114
Goodwill Impairment	56,174	-	56,174	-
Stock option review expenses	12	2,950	518	6,743
Share-based compensation	388	516	1,615	1,342
Non-GAAP Operating Income	$(3,654)	$4,095	$(8,866)	$2,954
Depreciation	595	643	1,794	2,149
Adjusted EBITDA	$(3,060)	$4,738	$(7,072)	$5,103

(1)  Tax adjusted by applying a effective tax rate of 40% .

	Three Months Ended	Three Months Ended	Nine Months Ended	Nine Months Ended
	December 31,	December 31,	December 31,	December 31,
	2008 (1)	2007 (1)	2008 (1)	2007 (1)

Adjusted EBITDA	$(3,060)	$4,738	$(7,072)	$5,103
Depreciation and amortization	1,422	1,839	5,142	5,737
Impairment of intangibles	19,579	-	19,579	-
Restructuring	1,111	2,869	2,651	3,114
Goodwill Impairment	56,174	-	56,174	-
Stock option review expenses	12	2,950	518	6,743
Share-based compensation	388	516	1,615	1,342
GAAP Operating Income	$(81,745)	$(3,436)	$(92,751)	$(11,833)
Provision for (benefit) income taxes	29,316	(1,235)	25,035	(4,492)
Other income (expense)	(55)	294	(664)	1,324
GAAP Net Income	$(111,116)	$(1,907)	$(118,450)	$(6,017)

(1)  Tax adjusted by applying a effective tax rate of 40% .

Sonic Solutions • 101 Rowland Way • Novato, CA  94945 • tel:415.893.8000 • fax: 415.893.8008 • email: info@sonic.com

Sonic Solutions Reports Financial Results for
Third Quarter Ended December 31, 2008

About Sonic Solutions

Sonic Solutions (NASDAQ: SNIC; http://www.sonic.com) enables the creation, management, and enjoyment of digital media content through its Hollywood to Home™ products, services, and technologies. Sonic's products range from the advanced authoring systems used to produce Hollywood DVD and Blu-ray Disc titles to the award-winning Roxio-branded photo, video, music, and digital-media management applications. Sonic's patented technologies and AuthorScript® media engine are relied upon by leading technology firms to define rich media experiences on a wide array of consumer electronics, mobile devices, set-top players, retail kiosks, and PCs. Always an innovator, Sonic has taken a leading role in helping professional and consumer markets make the successful transition to the new high-definition media formats and, through the Qflix™ platform, Sonic is defining new models for the digital distribution of Hollywood entertainment. Sonic Solutions is headquartered in Marin County, California.

Sonic, the Sonic logo, Sonic Solutions, AuthorScript, Hollywood to Home, Qflix, and Roxio are trademarks or registered trademarks of Sonic Solutions in the United States and/or other countries. All other company or product names are trademarks of their respective owners and, in some cases, are used by Sonic Solutions under license.

Forward-Looking Statements

This press release and our earnings conference call for the third fiscal quarter ended December 31, 2008 contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are made as of the date of this press release based upon our current expectations.  All statements, other than statements of historical fact, regarding our strategy, future operations, financial position, estimated revenue, projected costs, projected savings, prospects, plans, opportunities, and objectives constitute “forward-looking statements.” The words “may,” “will,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “potential” or “continue” and similar types of expressions identify such statements, although not all forward-looking statements contain these identifying words.  Such forward-looking statements include expectations regarding revenue, income, expenses, and other guidance for the fiscal quarter ending June 30, 2009 and fiscal quarter ending March 31, 2009.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements.  Important factors that could cause such differences include, but are not limited to:

•
the negative impact of current macroeconomic conditions on consumers and associated impact on their ability and inclination to spend on leisure and entertainment related activities and related software and electronics;

•
the timely introduction and acceptance of new products and services, including but not limited to the rate of acceptance of our Qflix initiative, online services and high-definition products by content owners, original equipment manufacturers and consumers;

•	competing products and services that may, now or in the future, be available to consumers;
•	pricing pressures associated with products or services offered by current or future competitors;
•	our ability to maintain sufficient liquidity and continue to fund our capital needs;
•	the costs associated with new product and service introductions and the possible adverse effects on gross margins;

Sonic Solutions • 101 Rowland Way • Novato, CA  94945 • tel:415.893.8000 • fax: 415.893.8008 • email: info@sonic.com

Sonic Solutions Reports Financial Results for
Third Quarter Ended December 31, 2008

•	fluctuations in demand for our products and services;
•	unforeseen increases in operating expenses;
•	loss of significant customers, major distributors or key suppliers;
•	risks related to acquisitions and the integration of acquired business, assets, personnel and systems;
•	risks associated with international operations;
•	risks associated with new or adverse government regulations and regulatory developments;
•	the loss of key management personnel;
•	costs of Sarbanes Oxley (“SOX”) compliance or business expansion;
•	costs associated with litigation or patent prosecution and intellectual property claims; and
•	changes in effective tax rates.

Other risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements include, but are not limited to:

•	tax issues or liability that relate to adjustments to the measurement dates associated with stock options issued by us;
•	unforeseen issues resulting from the restatement of our financial statements and related matters; and
•	the impact of litigation related to our stock options grant practices or any restatement of its financial statements.

This press release should be read in conjunction with our most recent annual report on Form 10-K filed on June 23, 2008, Quarterly Report on Form 10-Q filed on November 10, 2008 and our other reports on file with the Securities and Exchange Commission, which contain more detailed discussion of risks and uncertainties that may affect future results.  Sonic does not undertake to update any forward-looking statements unless otherwise required by law.

IR Contact:	PR Contact:
Sonic Solutions Investor Relations	Sonic Solutions Corporate Communication
Nils Erdmann	Chris Taylor
Phone: 415.893.8000 Fax: 415.893.8008	Phone: 415.893.8000 Fax: 415.893.8008
Email: nils_erdmann@sonic.com	Email: chris_taylor@sonic.com

Sonic Solutions • 101 Rowland Way • Novato, CA  94945 • tel:415.893.8000 • fax: 415.893.8008 • email: info@sonic.com